                                                                      Trend Fund

                                                           FOR GROWTH OF CAPITAL

                                                            service and guidance

               (various photos demonstrating service and guidance,
                       professional management and goals)

                                                         professional management

                                                                            1999
                                                                          Annual
                                                                          Report

goals

DELAWARE INVESMENTS
-------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses. Delaware Investments manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

TREND FUND OBJECTIVE
To provide long-term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS       Page  1
PORTFOLIO MANAGER'S REVIEW   Page  3
PERFORMANCE                  Page  9
STATEMENT OF NET ASSETS      Page 10
FINANCIAL HIGHLIGHTS         Page 13

growth of
capital

tradition
                                                                      for growth
                                                                      of capital
                                                                           1

July 7, 1999

Dear Shareholder:

STOCK MARKET RETURNS DURING THE PAST year have varied as much as night and day. Last summer brought stormy weather to the markets as overseas economic concerns spawned turbulent conditions in the U.S. stock market. Asian markets faced continued uncertainty and Russia's currency declined steeply in value.
     Brighter days soon followed, however, as the Federal Reserve lowered interest rates three times this past autumn, setting the stage for a comeback for U.S. stocks. Small company stocks joined in the rally, gaining over 36% between their low on October 8, 1998 and December 31, 1998 (source: Bloomberg).
     Trend Fund provided a robust total return of +24.76% (for Class A shares with distributions reinvested at net asset value) for the year ended June 30, 1999. It significantly outperformed the +8.30% return of its primary benchmark, the Russell 2000 Growth Index and also the +1.93% return of its peer group, the Lipper Small Cap Fund Average.
     Since December, economic activity in the United States has barreled ahead of consensus expectations. In addition, a healthy U.S. economy helped support global recovery, especially in emerging market regions such as Asia and Latin America.
     The improving global outlook reduced demand for U.S. government debt over the last six months, reducing U.S. bond prices and pushing yields higher. Continued growth inspired concern about possible inflation and the Federal Reserve Board raised interest rates on June 30, at a meeting of the Federal Open Market Committee. Even after the Fed raised interest rates, U.S. equity indexes climbed to new records.
     Trend Fund was successful during this period because the Fund focused on

TREND FUND WAS SUCCESSFUL DURING THIS PERIOD BECAUSE THE FUND FOCUSED ON COMPANIES THAT WERE, IN OUR VIEW, WELL-MANAGED AND DISPLAYED ABOVE AVERAGE SALES GROWTH.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
AS OF JUNE 30, 1999

                                        One Year            Ten Years
--------------------------------------------------------------------------------
Trend Fund A Class                      +24.76%               +17.64%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                +8.30%               +11.39%
Standard & Poor's 500 Index             +22.76%               +18.76%
Lipper Small Cap Fund Average            +1.93% (698 funds)   +14.32% (72 funds)
--------------------------------------------------------------------------------
All performance quoted above assumes reinvestment of distributions. Trend Fund and Lipper Small Cap Fund Average results are at net asset value. Complete fund performance for all Trend Fund classes can be found on page 9. Past performance does not guarantee future results. The unmanaged Russell 2000 Growth Index is a measure of small company stocks that exhibit growth characteristics as defined by Frank Russell Company. A direct investment in an index is not possible.

for growth
of capital
    2

SMALL CAP STOCKS REPRESENT NEARLY 85% OF THE LISTED COMPANIES ON THE THREE MAJOR EXCHANGES ACCORDING TO THE MARCH 21, 1999 NEW YORK TIMES. WE BELIEVE THEY WILL CONTINUE TO BE A NECESSARY AND EFFECTIVE TOOL IN PORTFOLIO DIVERSIFICATION.

companies that were, in our view, well-managed and displayed above average sales growth. Your Fund's portfolio is built on in-depth fundamental research and investment discipline.
     Often stock selection has been portrayed in the media as a flashy activity demanding keen timeliness and spontaneous skill. Trend Fund's management team takes a more methodical, long-term approach. Your Fund's portfolio manager, Gerald S. Frey, and his growth team systematically sort through companies every day. They not only research them, but also conduct extensive interviews with management.
     As you review your investment allocation plan with the help of your financial adviser, we suggest you consider the potential benefits of owning shares in a small company mutual fund. Small cap stocks represent nearly 85% of the listed companies on the three major exchanges according to the March 21, 1999 New York Times. Given the number of small cap stocks and the returns they have historically provided over longer periods, we believe they will continue to be a necessary and effective tool in portfolio diversification.
     We thank you for being a Trend Fund shareholder. We certainly can't guarantee that our future results will be as outstanding as they have been this past year, but we believe that our experience and a strong commitment to disciplined and consistent investing can help multiply the assets in your portfolio.

Sincerely,

/S/WAYNE A. STORK
-----------------
WAYNE A. STORK
Director of the Fund
Chairman,
Delaware Investments Family of Funds

/S/DAVID K. DOWNES
------------------
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds

discipline
                                                                      for growth
                                                                      of capital
                                                                           3
Portfolio Manager's Review

GERALD S. FREY,
Vice President/Senior Portfolio Manager
Lead Portfolio Manager, Trend Fund
July 7, 1999

(photo of three people in a discussion)

OVERVIEW
Financial markets took investors on a roller coaster ride during the past year. After a difficult summer and early fall, we saw the market rebound with many investments bouncing back.
     Since October 1999, the stock market has recovered in dramatic fashion. The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time in the spring of 1999. The success of the Dow was driven by stocks of some very large, successful companies. Many individual stocks did not share in the superior gains reported for the major indexes. Medium size and smaller stocks, for the most part, remained on the sidelines.
     Despite the difficulties experienced by its peers, Trend Fund generated excellent returns over the past year. Our strategic focus on bottom-up stock selection allowed your Fund to pinpoint stocks that performed very well even in a market environment that was generally unfavorable to small companies.

TREND FUND'S TEAM APPROACH
Because we believe diversification is essential in managing the increased risk related to smaller companies, Trend Fund is consistently well-diversified across sectors including technology, retail, finance and health care. When selecting stocks, we look for the following characteristics:

o    Attractive sales and earnings prospects relative to their competition

o    Market leaders

o    Strong product cycles and innovative concepts and

o    Favorable industry trends

     We are most interested in small, emerging companies. Investing in companies during the early phases of their growth cycle offers us the greatest opportunity for capital appreciation.
     Our six-member research team is organized so that each team member has primary responsibility for specific sectors. We believe our team approach is an effective way to uncover promising small companies for your portfolio.
     Finding attractive growth prospects isn't just a matter of reading a company's

DESPITE THE DIFFICULTIES EXPERIENCED BY ITS PEERS, TREND FUND GENERATED EXCELLENT RETURNS OVER THE PAST YEAR.

overview
for growth
of capital
     4

financial records. As we begin to research individual stocks, we evaluate the company by meeting with its executives, customers, competitors, and industry experts. We think that these interviews offer critical insight about the company that we might not find in financial statements or historical stock prices.
     We maintain a relationship with a company after purchasing its stock, enabling us to stay aware of changes in the company's situation and the outlook for its future growth.

STRATEGIC POSITIONING
TECHNOLOGY
Technology stocks were one of your Fund's best performing sectors. We attribute strong performance in this area to our positions in companies like GeoTel Communications Corporation.
     GeoTel Communications Corporation provides customer-interaction software for call centers. The company's products create an enterprise-wide customer-interaction platform by integrating automatic call distributors, voice response system databases, desktop applications, telephone networks from multiple vendors and other resources.
     News of a partnership with Cable and Wireless PLC (a service provider in the United Kingdom) on May 20 helped push the stock price to new highs. Cable and Wireless is deploying GeoTel's network within its network in order to offer enhanced services to business customers in Europe.
     On June 25, GeoTel was acquired by Cisco Systems for $2.0 billion in stock. Because Cisco Systems does not fit into Trend Fund's universe of companies with smaller market capitalizations, we will likely re-deploy these assets to other small cap growth holdings in the months ahead.

INVESTING IN COMPANIES DURING THE EARLY PHASES OF THEIR GROWTH CYCLE OFFERS US THE GREATEST OPPORTUNITY FOR CAPITAL APPRECIATION.

                                                                       strategic
                                                                     positioning

TOP TEN HOLDINGS
--------------------------------------------------------------------------------
JUNE 30, 1999

Company                          Product/Service             Share of Net Assets
--------------------------------------------------------------------------------
Gemstar International Group      TV/Video Recording Products        4.7%
Applied Micro Circuits Corp.     Semiconductors                     4.4%
Micrel Inc.                      Integrated Circuits                3.4%
Cost Plus Inc.                   Retail Home Furnishings            3.4%
Veritas Software                 Storage Management Software        3.1%
Staples                          Office Product Superstores         2.8%
Consolidated Graphics            Commercial Printing Services       2.5%
Cisco Systems                    Computer Network Products          2.5%
Profit Recovery Group            Audit Recovery Systems             2.5%
Mettler-Toledo International     Weighing Instruments               2.4%
                                                                      for growth
                                                                      of capital
                                                                           5

     However, for other small cap stocks in the technology sector like GeoTel Communications, we continue to see strong profit margins and we believe this industry can continue to grow over the coming years.
     Gemstar International, a pioneer of enhanced TV and manufacturer of the VCR Plus system, is still flourishing. Trend Fund's largest holding, Gemstar continues to look attractive as consumer demand for interactive TV and VCR products increases.
     Although some technology sectors continue to soar, the software industry as a whole has not performed as well as we had hoped. As Year 2000 concerns mount and software companies redirect resources to prevent a crisis, new developments in the industry have slowed.
     Sometimes, during the lifecycle of a successful company, short spurts of dramatic growth are followed by slower growth periods. Though the company might still have potential, we may reap the most benefits by selling the stock at what we believe to be the pinnacle of the company's success. Such was the case with Inso Corporation. Inso develops software tools and solutions to markets them to corporations, end-users, and global software developers, such as Microsoft Corp. The company's software enables users to enhance the quality of written communication and access information from authoritative sources. Many of the spelling and grammar check features of Microsoft Word have been created by Inso.
     Inso's stock price suffered when it reported net losses for the fiscal quarter ended April 30, 1999. Subsequently, the company's management, in the midst of restructuring, called for a further workforce reduction of more than 20%. The spring of 1999 was a turbulent period for Inso Corporation, and its stock price reflected that. We sold all of our holdings in this company this past spring.

technology

TREND FUND'S LARGEST HOLDING, GEMSTAR CONTINUES TO LOOK ATTRACTIVE AS CONSUMER DEMAND FOR INTERACTIVE TV AND VCR PRODUCTS INCREASES.

(photograph of keyboard)

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                        June 30, 1999              June 30, 1998
--------------------------------------------------------------------------------
Number of Stocks                              75                        93
Median Market Capitalization            $811.6 million            $661.0 million
Portfolio Turnover                            86%                      114%
Beta                                         1.17                      0.93
for growth
of capital
     6

HEALTH CARE
Performance in the health care industry has been disappointing, prompting us to keep our holdings in this area low compared to the Russell 2000 Growth Index. Government reforms in the health care arena have hurt profits in the service side of the industry - that is, hospital and hospital management companies. Some companies, typically those in the device and pharmaceutical sub-sector of health care, have managed to fare well even in this environment. We continue to hold both Xomed Surgical Products and Wesley Jessen Vision Care. One holding, Coulter Pharmaceuticals, stumbled significantly in the second half of fiscal 1999. We have subsequently sold our position in this stock.

CONSUMER STOCKS
Many of our consumer stock selections performed well in fiscal 1999 as consumer confidence soared. Our position, representing the Fund's second largest weighting at 15.2% of the portfolio, included a combination of retailers, food processors and consumer service companies.
     Although the nation's wage increases have begun to outpace inflation for the first time in years, many consumers remain value-conscious. Seeking to capitalize on this trend, we have Cost Plus, Inc. as one of our largest holdings at 3.37% of the Fund's total net assets. This relatively young company operates its stores under the name "Cost Plus World Market." Cost Plus's products include furniture, rugs, glassware, kitchen utensils, gourmet foods, coffees and teas. This retailer continued to prosper as new home sales hit record highs in late 1998.

WE HAVE WITNESSED POWERFUL RALLIES BY SMALL COMPANY STOCKS, OFTEN IN ENVIRONMENTS SIMILAR TO WHAT WE ARE NOW EXPERIENCING.

TREND FUND SURPASSES PEERS
--------------------------------------------------------------------------------
(Bar Graph)
                            1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Trend Fund A Class          24.76%        16.31%        21.54%       17.64%
Lipper Small Cap
   Fund Average              1.93% (698)  10.45% (400)  16.52% (72)  14.32% (72)

Source: Lipper Analytical. The performance shown above includes the reinvestment of distributions, but does not include the effect of sales charges. Past performance is not a guarantee of future results. Return and share value fluctuate so that shares when redeemed may be worth more or less than the original investment. Performance for other share classes will differ due to varying charges and expenses. Complete performance for all Trend Fund classes can be found on page 9. The number of funds in the Lipper Small Cap Fund Average for each time period is shown in parentheses.

                                                                      for growth
                                                                      of capital
                                                                           7
(photograph of family on beach)

OUTLOOK
"When blue chips like Coca-Cola and Microsoft soared, stocks of small companies sagged. But when the smoke clears and the next market cycle takes over, the small caps may finally have their day." - Forbes magazine, May 1999.

     In the coming months, we expect economic uncertainty to continue in some foreign markets, including Russia, Japan and Latin America. For this reason, we believe the Federal Reserve will not risk raising interest rates significantly, possibly halting the financial recovery that is currently taking place all over the globe. The U.S. economy does not appear vulnerable to recession as consumer spending remains high.
     As for the small cap market, until very recently it's been a frustrating situation with large cap stocks consistently dominating small cap stocks. In the last few months, however, we have seen small cap stocks make a comeback. As investors become more confident in the U.S. economy's ability to sustain the longest peacetime expansion on record, we believe they will return to the small cap market.
     Many investors believe there is overvaluation in the stock market, especially in the large cap sector. This can mean additional risk. The list of large cap stocks that have consistently shared in the market's gains has grown narrower and narrower, resulting in a group of twenty stocks aptly named the "nifty twenty." Investors had a high degree of confidence in the earnings of these companies and focused on them to the exclusion of nearly all other companies. Some of those names have stumbled as the market broadened to include value stocks and also stocks with smaller market capitalizations. However, even with recent declines in large cap growth stocks, they remain richly priced based on most valuation methods.
     We remain convinced that over the long term, smaller companies offer investors substantial opportunities for capital appreciation. In addition, we believe current valuations of small cap stocks compared to their larger cap peers suggest compelling opportunities in this sector. Although past performance does not guarantee future results, based on our previous experience, we are optimistic about the future performance of this sector. We have witnessed powerful rallies by small company stocks, often in environments similar to what we are now experiencing.
     We also think that Trend Fund's performance, not just over this past year, but also over the lifetime of the Fund demonstrates our ability to capitalize on the potential in smaller stocks.

WE REMAIN CONVINCED THAT OVER THE LONG TERM, SMALLER COMPANIES OFFER INVESTORS SUBSTANTIAL OPPORTUNITIES FOR CAPITAL APPRECIATION.

                                                                         outlook
for growth
of capital
    8

TREND -
A LIFELONG FRIEND
A lot can happen in 25 years. An infant becomes a graduate student. A police officer or soldier can qualify for a pension. A long-term Treasury bond matures.
     Let's turn back the clock to June 30, 1974. Let's say you are 32 years old and a newlywed. You also have $10,000 from an inheritance to invest. You are looking for an equity mutual fund to invest in and decide on the Trend Fund (A Class shares at 5.75% sales charge). You make a single investment of $10,000.
     Turn the clock forward to December 30, 1984. You now have a daughter who is five years old and your investment in Trend Fund is ten years old. Even though the nation has just recently come out of a recession, your account has already grown in value to over $43,107 with distributions reinvested, quadrupling in value.
     Push forward to December 30, 1989. It's over two years since the October 1987 stock market crash. You've had your Trend Fund account for over fifteen years and you're starting to see considerable appreciation. Your account is now worth $101,602 with distributions reinvested.
     This past June, you celebrated your silver wedding anniversary. You've been married for twenty-five years now and your daughter just finished her sophomore year of college. You're 57 years old and starting to seriously consider retirement. So you turn to your June 30, 1999 Trend Fund account statement. The balance reads $464,766 with distributions reinvested. Your account has grown by over $450,000. You made a one-time investment of $10,000 two and a half decades ago.

A GENERATION OF GROWTH AND COMMITMENT
--------------------------------------------------------------------------------
JUNE 30, 1974 TO JUNE 30, 1999

Initial Investment in Trend Fund A Class Shares: $10,000
Total Investment: $10,000
Account Value After Twenty-five Years: $464,766

(Line Graph)
Period End                         Market Value
--------------------------------------------------------------------------------
 Jun. '74...........................  $  9,409
 Dec. '74...........................     8,022
 Dec. '75...........................    10,494
 Dec. '76...........................    13,590
 Dec. '77...........................    14,400
 Dec. '78...........................    14,785
 Dec. '79...........................    19,114
 Dec. '80...........................    24,632
 Dec. '81...........................    29,848
 Dec. '82...........................    38,991
 Dec. '83...........................    53,711
 Dec. '84...........................    43,107
 Dec. '85...........................    55,134
 Dec. '86...........................    58,045
 Dec. '87...........................    53,517
 Dec. '88...........................    67,874
 Dec. '89...........................   101,602
 Dec. '90...........................    76,599
 Dec. '91...........................   133,545
 Dec. '92...........................   163,594
 Dec. '93...........................   200,183
 Dec. '94...........................   180,226
 Dec. '95...........................   256,845
 Dec. '96...........................   284,343
 Dec. '97...........................   339,599
 Dec. '98...........................   385,687
 Jun. '99...........................  $464,766
--------------------------------------------------------------------------------
Past performance does not guarantee future results. The above illustration is hypothetical, assumes continuous reinvestment of all capital gains and dividends and 5.75% sales charge. Sales charges has varied over the life of the Fund. The effect of income taxes has not been included. See the facing page for complete performance and sales charge information for all classes.

                                                                      for growth
                                                                      of capital
                                                                           9

TREND FUND'S LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
JUNE 30,1989 TO JUNE 30, 1999

(Line Graph)
                         Trend Fund     Lipper Small Cap Fund   Russell 2000
                          A Class         Average (72 funds     Growth Index
--------------------------------------------------------------------------------
Jun. '89                  $ 9,428             $10,000             $10,000
Dec. '89                   10,464              10,654              10,506
Dec. '90                    7,889               9,535               8,677
Dec. '91                   13,754              14,469              13,119
Dec. '92                   16,849              16,294              14,138
Dec. '93                   20,617              19,117              16,027
Dec. '94                   18,562              19,106              15,637
Dec. '95                   26,453              25,318              20,491
Dec. '96                   29,285              29,514              22,799
Dec. '97                   34,976              35,053              25,752
Dec. '98                   39,723              35,640              26,070
Jun. '99                  $47,867             $39,107             $29,411
--------------------------------------------------------------------------------
Chart assumes $10,000 invested on June 30, 1989, a 5.75% maximum front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future returns.

TREND FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1999

                              Lifetime     Ten Years     Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
  Excluding Sales Charge       +10.23%      +17.64%        +21.54%      +24.76%
  Including Sales Charge       +10.02%      +16.95%        +20.12%      +17.59%
Class B (Est. 9/6/94)
  Excluding Sales Charge       +20.10%                                  +23.83%
  Including Sales Charge       +19.89%                                  +18.83%
Class C (Est. 11/29/95)
  Excluding Sales Charge       +18.54%                                  +23.82%
  Including Sales Charge       +18.54%                                  +22.82%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. B and C Class results excluding sales charge assume either contingent sales charges did not apply or the investment was redeemed.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year. Lifetime performance excluding sales charge assumes the investment was not redeemed. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year and one-year periods ended 6/30/99, for Trend Fund Institutional Class were +10.29%, +17.83%, +21.86% and +25.07%, respectively. The Institutional Class was initially made available without sales charges only to certain eligible institutional accounts on 11/9/92; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge in effect since 6/1/92.

10 for growth of capital

Financial Statements

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
STATEMENT OF NET ASSETS
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                           NUMBER       MARKET
                                                          OF SHARES     VALUE
--------------------------------------------------------------------------------
  COMMON STOCK - 93.61%
  BANKING, FINANCE & INSURANCE - 6.57%
  Ambac Financial Group ............................       272,100   $15,543,713
  Annuity & Life RE ................................        34,500       775,172
* Corporate Executive Board ........................        45,000     1,601,719
  Doral Financial ..................................       321,600     5,537,550
  Freedom Securities ...............................        65,500     1,121,688
  Metris ...........................................       295,000    12,021,250
  Webster Financial ................................       286,500     7,789,219
                                                                     -----------
                                                                      44,390,311
                                                                     -----------
  BUILDINGS & MATERIALS - 0.68%
* Comfort Systems USA ..............................       130,000     2,340,000
* National Equipment Services ......................       189,800     2,277,600
                                                                     -----------
                                                                       4,617,600
                                                                     -----------
  BUSINESS SERVICES - 2.47%
* Profit Recovery Group ............................       353,300    16,704,466
                                                                     -----------
                                                                      16,704,466
                                                                     -----------
  CABLE, MEDIA & PUBLISHING - 10.19%
* Chancellor Media, Class A ........................       230,500    12,699,109
* Consolidated Graphics ............................       342,800    17,140,000
* Emmis Broadcasting ...............................       101,300     4,985,859
* Metro Networks ...................................        95,600     5,096,675
* Radio One ........................................       102,800     4,767,350
  TCA Cable TV .....................................       146,300     8,110,506
* USA Networks .....................................       399,708    16,025,793
                                                                     -----------
                                                                      68,825,292
                                                                     -----------
  CHEMICALS - 2.43%
* Mettler-Toledo International .....................       661,200    16,406,025
                                                                     -----------
                                                                      16,406,025
                                                                     -----------
  COMPUTERS & TECHNOLOGY - 13.65%
* Bindview Development .............................       302,100     7,165,434
* Cisco Systems ....................................       264,196    17,015,871
* Clarify ..........................................        78,600     3,244,706
* Exchange Applications ............................       229,900     9,375,609
  Henry(Jack) & Associates .........................       289,000    11,307,125
* Legato Systems ...................................       111,500     6,442,609
* Neon Systems .....................................        38,000     1,263,500
* New Era of Networks ..............................        68,500     3,007,578
* Onyx Software ....................................       110,400     2,380,500
* Persistence Software .............................        29,700       406,519
* Softworks ........................................       271,500     2,994,984
* SunGard Data Systems .............................       191,000     6,589,500
* Veritas Software .................................       223,050    21,182,780
                                                                     -----------
                                                                      92,376,715
                                                                     -----------
  CONSUMER PRODUCTS - 5.46%
  G&K Services .....................................        99,800     5,223,906
* Gemstar International Group Limited ..............       485,000    31,676,563
                                                                     -----------
                                                                      36,900,469
                                                                     -----------

                                                           NUMBER       MARKET
                                                          OF SHARES     VALUE
--------------------------------------------------------------------------------
  COMMON STOCK (CONTINUED)
  ELECTRONICS & ELECTRICAL - 11.54%
* Applied Micro Circuits ...........................       354,800   $29,470,575
* HI/FN ............................................        60,700     4,603,716
* Micrel ...........................................       312,200    23,141,825
* PMC - Sierra .....................................       168,800     9,953,925
* Teradyne .........................................       150,100    10,769,675
                                                                     -----------
                                                                      77,939,716
                                                                     -----------
  ENVIRONMENTAL SERVICES - 1.54%
* Waste Connections ................................       341,200    10,406,600
                                                                     -----------
                                                                      10,406,600
                                                                     -----------
  FOOD, BEVERAGE & TOBACCO - 2.19%
* Cheesecake Factory ...............................       350,900    10,680,519
* Packaged Ice .....................................       210,900     1,258,809
  Ruby Tuesday .....................................       149,000     2,831,000
                                                                     -----------
                                                                      14,770,328
                                                                     -----------
  HEALTHCARE & PHARMACEUTICALS - 4.55%
* Brookdale Living Communities .....................       530,400     7,906,275
* Pharmacopeia .....................................       113,000     1,250,063
* Qlt Phototheraputics .............................        51,000     2,800,219
* Renal Care Group .................................       102,925     2,659,968
* Trigon Healthcare ................................       162,600     5,914,575
* United Therapeutics ..............................       149,800     1,778,875
* Wesley Jessen VisionCare .........................        99,200     3,189,900
* Women First Healthcare ...........................       111,800     1,495,325
* Xomed Surgical Products ..........................        76,800     3,720,000
                                                                     -----------
                                                                      30,715,200
                                                                     -----------
  INDUSTRIAL MACHINERY - 0.53%
* Spinnaker Industries, Common .....................       135,628     1,814,025
* Spinnaker Industries, Class A ....................       135,500     1,744,563
                                                                     -----------
                                                                       3,558,588
                                                                     -----------
  LEISURE, LODGING & ENTERTAINMENT - 3.73%
* CEC Entertainment ................................       325,800    13,765,050
* Dave & Buster's ..................................       238,300     6,910,700
* Extended Stay America ............................       374,500     4,494,000
                                                                     -----------
                                                                      25,169,750
                                                                     -----------
  RETAIL - 20.33%
* American Eagle Outfitters ........................       273,500    12,452,797
* Cost Plus ........................................       501,750    22,798,266
* Dollar Tree Stores ...............................       328,150    14,428,345
* Duane Reade ......................................       330,000    10,106,250
* Hibbett Sporting Goods ...........................        66,000     1,472,625
* Linens 'n Things .................................       330,900    14,476,875
* O'Reilly Automotive ..............................       172,600     8,683,938
+ Schultz Sav-O Stores .............................       341,500     5,506,688
* Sonic ............................................       389,300    12,603,588
* Staples ..........................................       612,600    18,933,169
                                                        for growth of capital 11

--------------------------------------------------------------------------------
                                                           NUMBER       MARKET
                                                          OF SHARES     VALUE
--------------------------------------------------------------------------------
  COMMON STOCK (CONTINUED)
  RETAIL (CONTINUED)
  Talbots ..........................................        97,400   $ 3,713,375
* Tweeter Home Entertainment Group .................       175,400     6,851,563
* West Marine ......................................       200,600     2,927,506
* Zany Brainy ......................................       250,900     2,422,753
                                                                    ------------
                                                                     137,377,738
                                                                    ------------
  TELECOMMUNICATIONS - 7.27%
* Concord Communications ...........................       195,100     8,706,338
* Network Appliance ................................       290,200    16,223,994
* Nextlink Communications, Class A .................       206,200    15,329,681
* Pinnacle Holdings ................................       362,000     8,846,375
                                                                    ------------
                                                                      49,106,388
                                                                    ------------
  TRANSPORTATION & SHIPPING - 0.48%
* Forward Air Corp .................................       114,400     3,213,925
                                                                    ------------
                                                                       3,213,925
                                                                    ------------
  Total Common Stock (cost $375,562,852 ) ..........                 632,479,111
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENTS - 6.06%
With Chase Manhattan 4.65% 7/1/99
  (dated 6/30/99, collateralized by
  $7,100,000 U.S. Treasury Notes 5.375% due
  02/15/01, market value $7,207,592 and
  $3,550,000 U.S. Treasury Notes 6.375% due
  09/30/01, market value $3,648,255 and
  $3,042,000 U.S. Treasury Notes 6.125% due
  12/31/01, market value $3,063,123) ...............   $13,575,000    13,575,000
With J.P. Morgan Securities 4.70% 7/1/99
  (dated 6/30/99, collateralized by
  $3,920,000 U.S. U.S. Treasury Notes 6.375%
  due 8/15/02, market value $4,067,792
  and $3,550,000 U.S. Treasury Notes 6.25%
  due 8/31/02, market value $3,659,440
  and $2,455,000 U.S. Treasury Notes 5.75%
  due 11/30/02, market value $2,455,824
  and $3,550,000 U.S. Treasury Notes 5.50%
  due 1/31/03, market value $3,585,253) ............    13,489,000    13,489,000
With PaineWebber 4.80% 7/1/99 (dated 06/30/99,
  collateralized by $3,351,000
  U.S. Treasury Notes 7.125% due 2/29/00,
  market value $3,468,577 and
  $3,550,000 U.S.Treasury Notes 5.625%
  due 11/30/00, market value $3,565,092
  and $7,100,000 U.S. Treasury Notes 5.75%
  due 11/30/02, market value $7,102,069) ...........    13,845,000    13,845,000
                                                                    ------------
Total Repurchase Agreements
  (cost $40,909,000)................................                  40,909,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 99.67%
  (cost $416,471,852) .......................................       $673,388,111
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.33% .....          2,262,670
                                                                    ------------
NET ASSETS APPLICABLE TO 34,590,712 SHARES
  ($0.50 PAR VALUE) OUTSTANDING - 100.00% ...................       $675,650,781
                                                                    ============

NET ASSET VALUE - TREND FUND A CLASS
  ($504,006,826 / 25,680,284 shares) .................................    $19.63
                                                                          ======
NET ASSET VALUE - TREND FUND B CLASS
  ($86,462,571 / 4,610,560 shares) ...................................    $18.75
                                                                          ======
NET ASSET VALUE - TREND FUND C CLASS
  ($20,566,057 / 1,081,936 shares) ...................................    $19.01
                                                                          ======
NET ASSET VALUE - TREND FUND INSTITUTIONAL CLASS
  ($64,615,327 / 3,217,932 shares) ...................................    $20.08
                                                                          ======
 ----------------------
Non-income producing security for the year ended June 30, 1999.
Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. Top ten stock holdings representing 31.74% of net assets, are printed in bold.

COMPONENTS OF NET ASSETS AT JUNE 30, 1999
Common stock, $0.50 par value,
  500,000,000 shares
  authorized to the Fund ...................................        $383,265,219
Accumulated net realized gain on investments ...............          35,469,303
Net unrealized appreciation of investments .................         256,916,259
                                                                    ------------
Total net assets ...........................................        $675,650,781
                                                                    ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - TREND FUND
Net asset value A Class (A) .........................................     $19.63
Sales charge (5.75% of offering price or 6.11% of the amount
  invested per share) (B) ...........................................       1.20
                                                                          ------
Offering price ......................................................     $20.83
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

12 for growth of capital

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .........................................   $1,741,936
Dividends ........................................    1,468,279    $  3,210,215
                                                                   ------------

Expenses:
Management fees ..................................    4,225,029
Distribution expense .............................    2,097,612
Dividend disbursing and transfer agent fees
  and expenses ...................................    1,674,430
Accounting and administration ....................      285,707
Reports and statements to shareholders ...........      173,270
Registration fees ................................       62,100
Taxes (other than taxes on income) ...............       56,265
Professional fees ................................       33,000
Custodian fees ...................................       16,496
Directors' fees ..................................       15,392
Other ............................................       48,901
                                                                   ------------
                                                                      8,688,202
Less fees paid indirectly ........................      (18,462)      8,669,740
                                                     ----------    ------------

NET INVESTMENT LOSS ..............................                   (5,459,525)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments .................                   49,556,238
Net change in unrealized appreciation/depreciation
  of investments .................................                   97,315,848
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS .................................                  146,872,086
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................                 $141,412,561
                                                                   ============

                           See accompanying notes

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               YEAR ENDED          YEAR ENDED
                                                6/30/99              6/30/98
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations:
Net investment loss .....................   $  (5,459,525)       $   (5,024,761)
Net realized gain on investments ........      49,556,238           114,261,594
Net change in unrealized appreciation/
  depreciation of investments ...........      97,315,848            38,430,492
                                            -------------        --------------
Net increase in net assets resulting
  from operations .......................     141,412,561           147,667,325
                                            -------------        --------------

Distribution to Shareholders from
  Net Realized Gain on Investments
  A Class ...............................     (63,040,188)          (52,530,445)
  B Class ...............................     (10,391,880)           (7,025,698)
  C Class ...............................      (2,060,376)           (1,412,695)
  Institutional Class ...................      (7,689,241)          (12,847,164)
                                            -------------        --------------
                                              (83,181,685)          (73,816,002)
                                            -------------        --------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class ...............................     801,415,672         1,483,621,973
  B Class ...............................      20,583,538            17,205,955
  C Class ...............................      13,073,466            10,917,442
  Institutional Class ...................      29,375,062            83,515,986
Net asset value of shares issued upon
  reinvestment of distributions from
  net realized gain oninvestments:
  A Class ...............................      59,761,204            49,569,183
  B Class ...............................       9,305,352             6,576,691
  C Class ...............................       1,973,688             1,382,403
  Institutional Class ...................       7,688,052            12,837,201
                                            -------------        --------------
                                              943,176,034         1,665,626,834
                                            -------------        --------------
Cost of shares repurchased:
  A Class ...............................    (871,474,004)
  B Class ...............................     (20,851,723)          (13,571,551)
  C Class ...............................     (10,491,571)          (10,756,253)
  Institutional Class ...................     (39,095,070)         (161,861,839)
                                            -------------        --------------
                                                                   (941,912,368)
                                            -------------        --------------
Increase (decrease) in net assets derived
  from capital share transactions .......       1,263,666           (72,847,376)
                                            -------------        --------------
Net Increase in Net Assets ..............      59,494,542             1,003,947

Net Assets:
Beginning of year .......................     616,156,239           615,152,292
                                            -------------        --------------
End of year .............................   $ 675,650,781        $  616,156,239
                                            =============        ==============

                           See accompanying notes
                                                        for growth of capital 13

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                 TREND FUND A CLASS
                                                    ------------------------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                     6/30/99          6/30/98          6/30/97          6/30/96          6/30/95
Net asset value, beginning of year ..........        $18.550          $16.730          $18.160          $14.210          $12.210

Income (loss) from investment operations:
  Net investment loss(1).....................         (0.140)          (0.126)          (0.075)          (0.127)          (0.074)
  Net realized and unrealized gain
    on investments ..........................          3.820            3.886            0.155            4.977            2.864
                                                     -------          -------          -------          -------          -------
  Total from investment operations ..........          3.680            3.760            0.080            4.850            2.790
                                                     -------          -------          -------          -------          -------

Less distributions:
  Distributions from net realized gain
    on investments ..........................         (2.600)          (1.940)          (1.510)          (0.900)          (0.790)
                                                     -------          -------          -------          -------          -------
  Total distributions .......................         (2.600)          (1.940)          (1.510)          (0.900)          (0.790)
                                                     -------          -------          -------          -------          -------
Net asset value, end of year ................        $19.630          $18.550          $16.730          $18.160          $14.210
                                                     =======          =======          =======          =======          =======

Total return(2) .............................         24.76%           23.97%            1.67%           35.53%           24.40%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) .....       $504,007         $469,152         $428,309         $497,188         $318,933
  Ratio of expenses to average net assets              1.45%            1.34%            1.34%            1.31%            1.36%
  Ratio of net investment loss to average
     net assets .............................         (0.87%)          (0.70%)          (0.47%)          (0.79%)          (0.58%)
  Portfolio turnover ........................            86%             114%             115%              90%              64%

                                                                               TREND FUND B CLASS
                                                    ------------------------------------------------------------------------------
                                                                                                                         PERIOD
                                                                                                                         9/6/94(3)
                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED           TO
                                                     6/30/99          6/30/98          6/30/97          6/30/96          6/30/95
Net asset value, beginning of period ........        $17.960          $16.370          $17.920          $14.130          $12.110

Income (loss) from investment operations:
  Net investment loss1 ......................         (0.248)          (0.252)          (0.189)          (0.248)          (0.142)
  Net realized and unrealized gain
    on investments ..........................          3.638            3.782            0.149            4.938            2.162
                                                    --------         --------         --------         --------         --------
  Total from investment operations ..........          3.390            3.530           (0.040)           4.690            2.020
                                                    --------         --------         --------         --------         --------

Less distributions:
  Distributions from net realized gain
    on investments ..........................         (2.600)          (1.940)          (1.510)          (0.900)            none
                                                    --------         --------         --------         --------         --------
  Total distributions .......................         (2.600)          (1.940)          (1.510)          (0.900)            none
                                                    --------         --------         --------         --------         --------
Net asset value, end of period ..............        $18.750          $17.960          $16.370          $17.920          $14.130
                                                    ========         ========         ========         ========         ========

Total return(2) .............................         23.83%           23.09%            0.96%           34.55%           16.68%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...        $86,463          $71,470          $55,047          $35,090           $5,175
  Ratio of expenses to average net assets ...          2.17%            2.09%            2.09%            2.06%            2.12%
  Ratio of net investment loss to
     average net assets .....................         (1.59%)          (1.45%)          (1.25%)          (1.54%)          (1.34%)
  Portfolio turnover ........................            86%             114%             115%              90%              64%

----------------------
1    Per share information was based on the average shares outstanding method.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Date of initial public offering: ratios have been annualized and total return has not been annualized.

                             See accompanying notes

14 for growth of capital

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                         TREND FUND C CLASS
                                                                     -------------------------------------------------------------
                                                                                                                          PERIOD
                                                                                                                        11/29/95(3)
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED          TO
                                                                      6/30/99          6/30/98          6/30/97          6/30/96
Net asset value, beginning of period ................                 $18.170          $16.540          $18.090          $15.460

Income (loss) from investment operations:
  Net investment loss(1).............................                  (0.250)          (0.255)          (0.197)          (0.253)
  Net realized and unrealized gain
     on investments .................................                   3.690            3.825            0.157            3.233
                                                                      -------          -------          -------          -------
  Total from investment operations ..................                   3.440            3.570           (0.040)           2.980
                                                                      -------          -------          -------          -------

Less distributions:
  Distributions from net realized gain
      on investments ................................                  (2.600)          (1.940)          (1.510)          (0.350)
                                                                      -------          -------          -------          -------
  Total distributions ...............................                  (2.600)          (1.940)          (1.510)          (0.350)
                                                                      -------          -------          -------          -------
Net asset value, end of period ......................                 $19.010          $18.170          $16.540          $18.090
                                                                      =======          =======          =======          =======

Total return(2) ......................................                  23.82%           23.09%            0.95%           19.66%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........                 $20,566          $14,259          $11,447           $6,359
  Ratio of expenses to average net assets ...........                   2.17%            2.09%            2.09%            2.06%
  Ratio of net investment loss to average
      net assets ....................................                  (1.59%)          (1.45%)          (1.28%)          (1.54%)
  Portfolio turnover ................................                     86%             114%             115%              90%

                                                                           TREND FUND INSTITUTIONAL CLASS
                                                    ------------------------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                     6/30/99          6/30/98          6/30/97          6/30/96          6/30/95
Net asset value, beginning of year ...........       $18.870          $16.950          $18.330          $14.300          $12.250

Income (loss) from investment operations:
  Net investment loss(1) ......................        (0.095)          (0.082)          (0.034)          (0.087)          (0.044)
  Net realized and unrealized gain
   on investments ............................         3.905            3.942            0.164            5.017            2.884
                                                     -------          -------          -------          -------          ------
  Total from investment operations ...........         3.810            3.860            0.130            4.930            2.840
                                                     -------          -------          -------          -------          ------

Less distributions:
  Distributions from net realized gain
     on investments ..........................        (2.600)          (1.940)          (1.510)          (0.900)          (0.790)
                                                     -------          -------          -------          -------          ------
  Total distributions ........................        (2.600)          (1.940)          (1.510)          (0.900)          (0.790)
                                                     -------          -------          -------          -------          ------
Net asset value, end of year .................       $20.080          $18.870          $16.950          $18.330          $14.300
                                                     =======          =======          =======          =======          =======

Total return .................................        25.07%           24.35%            1.94%           35.88%           24.74%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....       $64,615          $61,275         $120,319         $150,695          $55,437
  Ratio of expenses to average net assets ....         1.17%            1.09%            1.08%            1.06%            1.12%
  Ratio of net investment loss to average
     net assets ..............................        (0.59%)          (0.45%)          (0.21%)          (0.54%)          (0.34%)
  Portfolio turnover .........................           86%             114%             115%              90%              64%

----------------------
1    Per share information was based on the average shares outstanding method.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Date of initial public offering: ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for growth of capital 15

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
--------------------------------------------------------------------------------
Delaware Group Equity Funds III, Inc. - Trend Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Trend Fund A Class carries a front-end sales charge of 5.75%. The Trend Fund B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund's objective is to provide long term capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $13,032 for the year ended June 30, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $5,430 for the year ended June 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Fees paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.750% on the first $500 million of average daily net assets of the Fund, 0.700% on the next $500 million, 0.650% on the next $1,500 million and 0.600% on the average daily net assests in excess $2,500 million. Prior to April 1, 1999, the fund paid DMC an annual fee which was calculated at the rate of 0.750% of average daily net assets, less the fees paid to the unaffiliated directors. At June 30, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $106,825.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At June 30, 1999 the Fund had a liability for such fees and other expenses payable to DSC of $72,685.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the year ended June 30, 1999, DDLP earned $132,883 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended June 30, 1999, the Fund made purchases of $463,457,321 and sales of $549,571,176 of investment securities other than U.S. government securities and temporary cash investments.

At June 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $256, 598,692 of which $261,077,971 related to unrealized appreciation of securities and $4,479,279 related to unrealized depreciation of securities. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $416,789,419.

16 for growth of capital

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       YEAR ENDED    YEAR ENDED
                                                        6/30/99        6/30/98
                                                      -----------   -----------
Shares sold:
  A Class ..........................................   51,759,227    85,939,344
  B Class ..........................................    1,341,460     1,005,828
  C Class ..........................................      832,368       636,820
  Institutional Class ..............................    1,815,083     4,600,325

Shares issued upon reinvestment of
  distributions from net realized gain
  on investments:
  A Class ..........................................    4,112,939     2,957,167
  B Class ..........................................      666,093       402,299
  C Class ..........................................      139,286        83,604
  Institutional Class ..............................      518,412       755,277
                                                      -----------   -----------
                                                       61,184,868    96,380,664
                                                      -----------   -----------

4. Capital Stock (Continued)

                                                       YEAR ENDED    YEAR ENDED
                                                        6/30/99        6/30/98
                                                      -----------   -----------
Shares repurchased:
  A Class ..........................................  (55,479,338)  (89,203,065)
  B Class ..........................................   (1,375,488)     (792,064)
  C Class ..........................................     (674,406)     (629,680)
  Institutional Class ..............................   (2,363,001)   (9,205,605)
                                                      -----------   -----------
                                                      (59,892,233)  (99,830,414)
                                                      -----------   -----------

Net increase (decrease) ............................    1,292,635    (3,449,750)
                                                      ===========   ===========
5. Lines of Credit
The Fund has a committed line of credit for $ 24.3 million. No amount was outstanding at June 30, 1999, or at any time during the fiscal year.

--------------------------------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds III, Inc. - Trend Fund (the "Fund") as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds III, Inc. - Trend Fund at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             /s/ ENRST & YOUNG
                                             -----------------
                                             ENRST & YOUNG

Philadelphia, Pennsylvania
August 6, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF TREND FUND SHAREHOLDERS,BUT IT
MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota


Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
                                                                       directors
                                                                      & officers
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
Dividend Disbursing

AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Trend Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions

Representatives Only
1.800.659.2265

www.delawareinvestments.com

DELAWARE INVESMENTS
-------------------
Philadelphia * London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1970) (J4966)
AR-003[6/99]PPL9/99